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                                                                   Exhibit 10.30


                            STOCK PURCHASE AGREEMENT

            THIS STOCK PURCHASE AGREEMENT is made as of the 1st day of January, 1997, by and among PSW Technologies, Inc., a Delaware corporation (the "Company"), and Michael J. Maples, a director of the Company (the "Investor").

            THE PARTIES HEREBY AGREE AS FOLLOWS:

      1.    Purchase and Sale of Stock.

      1.1 Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to the Investor at the Closing, 13,000 shares of the Company's Common Stock for an aggregate purchase price of $50,050.

      1.2 Closing. The purchase and sale of the Common Stock shall take place at the offices of the Company, 6300 Bridgepoint Parkway, Building Three, Suite 200, Austin, Texas 78730, at 10:00 A.M. on January 1, 1997, or at such other time and place as the Company and the Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to the Investor a certificate representing the Common Stock that such Investor is purchasing against payment of the purchase price therefor by check or wire transfer, or any combination thereof.

      2. Representations and Warranties of the Investor. The Investor hereby represents and warrants that;

      2.1 Authorization. The Investor has full power and authority to enter into this Agreement, and this Agreement constitutes his valid and legally binding obligation, enforceable in accordance with its terms.

      2.2 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Common Stock to be received by the Investor (the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents
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      that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

      2.3 Disclosure of Information. The Investor believes he has received all the information he considers necessary or appropriate for deciding whether to purchase the Common Stock. The Investor further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company.

      2.4 Investment Experience. The Investor is an investor in securities of many companies, including companies in the development stage, and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Common Stock.

      2.5 Accredited Investor. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

      2.6 Restricted Securities. The Investor understands that the Securities he is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that he is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations, including the minimum holding periods, imposed thereby and by the Act.

      2.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 2, and:

      (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

      (b)(i) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed
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      statement of the circumstances surrounding the proposed disposition, and
      (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

      2.8 Legends. It is understood that the certificate evidencing the Securities may bear one or all of the following legends:

      (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

      (b) Any legend required by the laws of the States of Delaware or Texas.

      3. Conditions of Company's Obligations at Closing. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor:

      3.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

      3.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.2.

      3.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

      4. Miscellaneous.

      4.1 Survival of Warranties. The warranties, representations and covenants, of the Investor contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no
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      way be affected by any investigation of the subject matter thereof made by or on behalf of the Company.

      4.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Ageement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      4.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas.

      4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

      4.5 Titles and Subtitles The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      4.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at 6300 Bridgepoint Parkway, Building Three, Suite 200, Austin, Texas 78730, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

      4.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

      4.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.
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      4.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and neither party shall be liable or bound to the other party in any manner by any warranties, representations, or covenants with respect to the subject matter hereof except as specifically set forth herein or therein.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                              PSW TECHNOLOGIES, INC.

                                              By: /s/ W. Frank King
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                                                  W. Frank King, President & CEO

                                              MICHAEL J. MAPLES

                                                  /s/ Michael J. Maples
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